Exhibit 10.2

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 12, 2010, is by and among Ball Corporation, an Indiana corporation (“Company”), Ball European Holdings, S.ar.l., a corporation organized under the laws of Luxembourg (“European Holdco”), the financial institutions signatory hereto in their capacity as Lenders (as defined below) under the Credit Agreement (as defined below) and Deutsche Bank AG New York Branch, as administrative agent for the Lenders (“Administrative Agent”).

W I T N E S S E T H :

WHEREAS, Company, European Holdco, certain subsidiaries of Company (together with Company and European Holdco, “Borrowers”), certain financial institutions (the “Lenders”) and Administrative Agent are parties to that certain Credit Agreement dated as of October 13, 2005, as amended by that certain First Amendment to Credit Agreement, dated as of March 27, 2006 and that certain Second Amendment to Credit Agreement, dated as of July 31, 2009 (as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders have provided to Borrowers credit facilities and other financial accommodations; and

WHEREAS, Borrowers have requested that Administrative Agent and the Lenders amend the Credit Agreement in certain respects as set forth herein and the Lenders and Administrative Agent are agreeable to the same, subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.      Defined Terms.  Terms capitalized herein and not otherwise defined herein are used with the meanings ascribed to such terms in the Credit Agreement.

2.      Amendments to Credit Agreement.  The Credit Agreement is, as of the Third Amendment Effective Date, hereby amended as follows:

(a)      Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Permitted BAP Group Investment Amount” to read as follows:

“Permitted BAP Group Investment Amount” means an amount equal to (i) prior to a redesignation pursuant to Section 12.23, (A) the Dollar Equivalent of the aggregate Investments made pursuant to Section 8.7(l) and (B) the aggregate Dollar Equivalent amount of Guarantee Obligations or credit support incurred pursuant to Section 8.7(l) and (ii) thereafter, $0.

(b)      Section 1.1 of the Credit Agreement is hereby amended by inserting the following defined terms in appropriate alphabetical order:

“Defaulting Lender Termination” has the meaning assigned to that term in Section 4.1(b)(i).

CHI:2374487.5

“Defaulting Lender Termination Date” has the meaning assigned to that term in Section 4.1(b)(i).

“Revolving Facility” means the Multicurrency Revolving Facility or the Canadian Revolving Facility, as the case may be, and “Revolving Facilities” means such Facilities collectively.

(c)      Section 2.1(c)(i)(1) of the Credit Agreement is hereby amended by adding the following sentence at the end of such subsection:

“Notwithstanding the foregoing, in the event a Lender Default exists, U.S. Swing Line Lender shall not be required to make any U.S. Swing Line Loans unless U.S. Swing Line Lender has entered into arrangements reasonably satisfactory to it and Company to eliminate U.S. Swing Line Lender’s risk with respect to the refunding or participation in such U.S. Swing Line Loans of the Defaulting Lender or Lenders, including by cash collateralizing such Defaulting Lender or Lenders’ applicable Multicurrency Revolver Pro Rata Share of the applicable U.S. Swing Line Loans, which arrangements shall be deemed to be consented to by the Lenders.”

(d)      Section 2.1(c)(i)(2) of the Credit Agreement is hereby amended by adding the following sentence at the end of such subsection:

“Notwithstanding the foregoing, in the event a Lender Default exists, European Swing Line Lender shall not be required to make any European Swing Line Loans unless European Swing Line Lender has entered into arrangements reasonably satisfactory to it and Company to eliminate the European Swing Line Lender’s risk with respect to the refunding or participation in such European Swing Line Loans of the Defaulting Lender or Lenders, including by cash collateralizing such Defaulting Lender or Lenders’ applicable Multicurrency Revolver Pro Rata Share of the applicable European Swing Line Loans, which arrangements shall be deemed to be consented to by the Lenders.”

(e)      Section 4.1 of the Credit Agreement is amended by lettering the existing text of such Section as clause (a) thereof and inserting the following new clause (b) at the end of such Section as follows:

“(b)           Optional Termination of Commitment of Defaulting Lender.

(i)
At any time a Lender is a Defaulting Lender, upon prior written notice (or telephonic notice if confirmed in writing) to Administrative Agent at its Notice Address and to such Defaulting Lender, (A) Company may, without premium or penalty, terminate in full the Multicurrency Revolver Commitment and/or Swing Line Commitment of such Defaulting Lender and (B) Canadian Borrower may, without premium or penalty, terminate in full the Canadian Revolving Commitment of such Defaulting Lender (any such termination, a “Defaulting Lender Termination”), in each case, provided, that, at the time of such Defaulting Lender Termination, (1) no Unmatured Event of Default or Event of Default has occurred and is continuing (unless the Required Lenders consent to such Defaulting

CHI:2374487.5

Lender Termination), (2) either (x) no Loans are outstanding under any Revolving Facility in which such Defaulting Lender has a Commitment, (y) such Defaulting Lender’s Pro Rata Share of outstanding Multicurrency Revolving Loans and Canadian Revolving Loans is zero or (z) the aggregate outstanding principal amount of Multicurrency Revolving Loans and Canadian Revolving Loans, if any, owing to such Defaulting Lender shall have been repaid in full in accordance with clause (iv) below and (3)(a) in the case of the Multicurrency Revolving Facility, the sum of the aggregate outstanding principal amount of all remaining Multicurrency Revolving Loans plus the LC Obligations plus the aggregate outstanding principal amount of all remaining Swing Line Loans shall not exceed the aggregate Multicurrency Revolving Commitments of all remaining Multicurrency Revolving Lenders or (b) in the case of the Canadian Revolving Facility, the sum of the aggregate outstanding principal amount of all remaining Canadian Revolving Loans shall not exceed the aggregate Canadian Revolving Commitments of all remaining Canadian Revolving Lenders.  Each such notice shall specify the effective date of such Defaulting Lender Termination (the “Defaulting Lender Termination Date”), which Defaulting Lender Termination Date shall be acceptable to Administrative Agent in its reasonable discretion;

(ii)
On each such Defaulting Lender Termination Date, (A) the Multicurrency Revolving Commitment and Canadian Revolving Commitment of such Defaulting Lender shall be reduced to zero, (B) such Defaulting Lender shall cease to be a “Canadian Revolving Lender” and/or “Multicurrency Revolving Lender”, as applicable, hereunder (provided that any Defaulting Lender shall continue to be entitled to the indemnification provisions contained herein, but only with respect to such matters arising prior to the applicable Defaulting Lender Termination Date), (C) the respective Multicurrency Revolving Commitments and Canadian Revolving Commitments, as applicable, of all other Lenders shall remain unchanged and (D) the Pro Rata Shares of outstanding LC Obligations and Swing Line Loans will be reallocated by Administrative Agent among the Multicurrency Revolving Lenders (other than the Defaulting Lender), as the case may be, in accordance with their Pro Rata Shares of the applicable Facilities after giving effect to such Defaulting Lender Termination;

(iii)
Except as otherwise provided in clause (iv) below, concurrently with any payment of interest or fees to the Lenders with respect to any applicable Revolving Facility occurring on or after such Defaulting Lender Termination Date with respect to any period before such Defaulting Lender Termination Date, such Defaulting Lender shall be paid its Pro Rata Share (based on its Pro Rata Share before giving effect to such Defaulting Lender Termination) of such interest or fees, as applicable;

CHI:2374487.5

(iv)
If on the Defaulting Lender Termination Date for a Defaulting Lender the outstanding principal balance of Loans under any Revolving Facility in which such Defaulting Lender has a Commitment is not zero, the applicable Borrower may, notwithstanding any other provision of this Agreement to the contrary (including, without limitation, Section 12.6(a)), repay the entire outstanding principal balance of such Loans owing to such Defaulting Lender on such Defaulting Lender Termination Date, together with all accrued and unpaid interest thereon; and

(v)
The exercise by any Borrower of its rights under this Section 4.1(b) or any other provision of this Agreement applicable to a Defaulting Lender shall not be to the exclusion of, nor be a limitation on, any other rights or remedies that may be available to such Borrower with respect to such Defaulting Lender under applicable law.”

(f)      Section 8.7(l) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(l)           Investments, in addition to those Investments identified on Schedule 8.7, in any member of the BAP Group; provided, however, until such time as a redesignation of the BAP Group occurs pursuant to Section 12.23, such additional Investments, together with (i) the Dollar Equivalent of the aggregate Investments pursuant to Section 8.7(m)(ii), and (ii) the aggregate Dollar Equivalent amount of Guarantee Obligations or credit support of Company and its Subsidiaries with respect to (A) Other Hedging Agreements to which a member of the BAP Group is party and (B) Indebtedness and other obligations of one or more members of the BAP Group (such amount to equal the Dollar Equivalent of the aggregate maximum principal amount of the Indebtedness or other obligations subject to such Guarantee Obligations or credit support), shall not exceed the Dollar Equivalent of $150,000,000 in the aggregate after the Effective Date;”

(g)      Section 8.10 of the Credit Agreement is hereby amended by amending and restating the proviso in the last sentence therein in its entirety to read as follows:

“provided, that, notwithstanding the foregoing, (x) Company may incur Guarantee Obligations and provide credit support in respect of Indebtedness and other obligations of one or more members of the BAP Group (provided that any such Guarantee Obligations or other credit support is not prohibited under Section 8.2) and (y) Company or any of its Subsidiaries may incur Guarantee Obligations or provide credit support in respect of Other Hedging Agreements entered into by a member of the BAP Group, in each case of (x) or (y) above to the extent such Guarantee Obligations would not result in a violation of Section 8.7(l) or (m).”

3.      Representations and Warranties.  In order to induce Administrative Agent and the Lenders to enter into this Amendment, each of Company and European Holdco hereby represents and warrants to Administrative Agent and the Lenders, in each case after giving effect to this Amendment, as follows:

CHI:2374487.5

(a)      Each of Company and European Holdco has the corporate or other organizational right, power and capacity and has been duly authorized and empowered by all requisite corporate or limited liability company and shareholder or member action to enter into, execute, deliver and perform this Amendment and all agreements, documents and instruments executed and delivered pursuant to this Amendment.

(b)      This Amendment constitutes each of Company’s and European Holdco’s respective legal, valid and binding obligation, enforceable against each of Company and European Holdco respectively, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law or otherwise).

(c)      The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects at and as of the Third Amendment Effective Date as though made on and as of the Third Amendment Effective Date (except to the extent expressly made as of a specified date, in which event such representation and warranty is true and correct in all material respects as of such specified date).

(d)      Each of Company’s and European Holdco’s execution, delivery and performance of this Amendment do not and will not violate its respective articles or certificate of incorporation, by-laws or other Organizational Documents, any law, rule, regulation, order, writ, judgment, decree or award applicable to it or any contractual provision to which it is a party or to which it or any of its respective property is subject.

(e)      No authorization or approval or other action by, and no notice to or filing or registration with, any governmental authority or regulatory body (other than those which have been obtained and are in force and effect) is required in connection with the execution, delivery and performance by Company, European Holdco or any other Credit Party of this Amendment and all agreements, documents and instruments executed and delivered pursuant to this Amendment.

(f)      No Event of Default or Unmatured Event of Default exists under the Credit Agreement or would exist immediately after giving effect to this Amendment.

4.      Conditions to Effectiveness of Amendment.  This Amendment shall become effective on the Business Day (the “Third Amendment Effective Date”) each of the following conditions precedent is satisfied:

(a)      Execution and Delivery of Amendment.  Administrative Agent (or its counsel) shall have received from (A) Lenders constituting the Required Lenders and (B) Company and European Holdco either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;

(b)      Adverse Change.  On the Third Amendment Effective Date, both before and after giving effect to the Amendment, there shall be no facts, events or circumstances then existing

CHI:2374487.5

and nothing shall have occurred which shall have come to the attention of any of the Lenders which materially adversely affects the business, financial condition or operations of Company and its Subsidiaries taken as a whole since December 31, 2009;

(c)      Litigation.  No action, suit or proceeding (including, without limitation, any inquiry or investigation) by any entity (private or governmental) shall be pending or, to the best knowledge of Borrowers, threatened against Company or any of its Subsidiaries or with respect to the Credit Agreement, or any documentation executed in connection therewith or the transactions contemplated thereby (including, without limitation, this Amendment), or which Administrative Agent shall determine would reasonably be expected to have a Material Adverse Effect, and no injunction or other restraining order shall remain effective or a hearing therefor remain pending or noticed with respect to the Credit Agreement, or any documentation executed in connection therewith or the transactions contemplated thereby (including, without limitation, this Amendment), the effect of which would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect;

(d)      Representations and Warranties.  The representations and warranties contained in this Amendment, the Credit Agreement and the other Loan Documents shall each be true and correct in all material respects at and as of the Third Amendment Effective Date as though made on and as of the Third Amendment Effective Date (except to the extent such representations and warranties are expressly made as of a specified date in which event such representations and warranties shall be true and correct in all material respects as of such specified date); and

(e)      No Defaults.  No Unmatured Event of Default or Event of Default under the Credit Agreement shall have occurred and be continuing.

5.      Agreement of Company.  Company shall deliver written notice to Lehman Brothers Commercial Paper, Inc. (“LCPI”), in accordance with Section 4.1(b) of the Credit Agreement, as amended by this Amendment, terminating in full the Multicurrency Revolving Commitment and Swing Line Commitment of LCPI.  Such notice shall (i) specify that the termination effected thereby shall be effective, as of the Third Amendment Effective Date, immediately upon effectiveness of this Amendment, and (ii) have been acknowledged and accepted by the Administrative Agent.

6.      Miscellaneous.  The parties hereto hereby further agree as follows:

(a)      Costs, Expenses and Taxes.  Company hereby agrees to pay all reasonable fees, costs and expenses of Administrative Agent incurred in connection with the negotiation, preparation and execution of this Amendment and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of Winston & Strawn LLP, counsel to Administrative Agent.

(b)      Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

CHI:2374487.5

(c)      Headings.  Headings used in this Amendment are for convenience of reference only and shall not affect the construction of this Amendment.

(d)      Integration.  This Amendment and the Credit Agreement (as amended hereby) constitute the entire agreement among the parties hereto with respect to the subject matter hereof.

(e)      Governing Law.  THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAWS RULES.

(f)      Binding Effect.  This Amendment shall be binding upon, and inure to the benefit of, Borrowers, Administrative Agent, the Lenders and their respective successors and assigns; provided, however, that no Borrower may assign its rights or obligations hereunder or in connection herewith or any interest herein (voluntarily, by operation of law or otherwise) without the prior written consent of the Lenders.  This Amendment shall not be construed so as to confer any right or benefit upon any Person other than the Borrowers, the other Credit Parties hereto, the Agents and the Lenders and their respective successors and permitted assigns.

(g)      Amendment; Waiver.  The parties hereto agree and acknowledge that nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any rights, power or remedy of the Lenders or Administrative Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.  No delay on the part of any Lender or Administrative Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof.  On and after the Third Amendment Effective Date each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.  Company and European Holdco acknowledge and agree that this Amendment constitutes a “Loan Document” for purposes of the Credit Agreement, including, without limitation, Section 10.1 of the Credit Agreement.  None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 12.1 of the Credit Agreement.

[Signature Pages Follow]

CHI:2374487.5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

BALL CORPORATION

By: /s/ Scott C. Morrison
Name: Scott C. Morrison
Title: Senior Vice President, Chief Financial Officer and Treasurer

BALL EUROPEAN HOLDINGS, S.AR.L.

By: /s/ Gerd Schildgen
Name: Gerd Schildgen
Title: Manager

By: /s/Douglas K. Bradford
Name: Douglas K. Bradford
Title: Manager

Signature Page to Ball Third Amendment to Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, in its individual capacity and as Administrative Agent

By: /s/ Erin Morrissey
Name: Erin Morrissey
Title: Vice President

By: /s/Scottye Lindsey
Name: Scottye Lindsey
Title: Director

Signature Page to Ball Third Amendment to Credit Agreement

DEUTSCHE BANK AG CANADA BRANCH

By: /s/ Rod O’Hara
Name: Rod O’Hara
Title: Director

BALL EUROPEAN HOLDINGS, S.AR.L.

By: /s/Renate Engel
Name: Renate Engel
Title: Assistant Vice President

Signature Page to Ball Third Amendment to Credit Agreement

AgStar Financial Services, FLCA

By: /s/ Donald G. Lindeman
Name: Donald G. Lindeman
Title: Vice President Capital Markets and Sales Leader

Signature Page to Ball Third Amendment to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION

By: /s/ William E. Welsh, Jr.
Name: William E. Welsh, Jr.
Title: Vice President

Signature Page to Ball Third Amendment to Credit Agreement

PNC BANK CANADA BRANCH

By: /s/ Caroline Stade
Name: Caroline Stade
Title: Senior Vice President

By: /s/Bill Hines
Name: Bill Hines
Title: Senior Vice President & Principal Officer

Signature Page to Ball Third Amendment to Credit Agreement

UniCredit S.p.A., New York Branch

By: /s/ Yoram Dankner
Name: Yoram Dankner
Title: Managing Director

By: /s/Patricia Tresnan
Name: Patricia Tresnan
Title: Managing Director

Signature Page to Ball Third Amendment to Credit Agreement

U.S. Bank National Association

By: /s/ Blake Malia
Name: Blake Malia
Title: Vice President

Signature Page to Ball Third Amendment to Credit Agreement

Lehman Commercial Paper Inc.

By: /s/ Randall Braunfeld
Name: Randall Braunfeld
Title: Authorized Signatory

Signature Page to Ball Third Amendment to Credit Agreement

Farm Credit Services of America, PCA

By: /s/ Steven L. Moore
Name: Steven L. Moore
Title: Vice President

Signature Page to Ball Third Amendment to Credit Agreement

FARM CREDIT BANK OF TEXAS

By: /s/ Chris M. Levine
Name: Chris M. Levine
Title: Vice President

Signature Page to Ball Third Amendment to Credit Agreement

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By: /s/ Thomas Danielson
Name: Thomas Danielson
Title: Authorized Signatory

Signature Page to Ball Third Amendment to Credit Agreement

Colorado State Bank & Trust, N.A.

By: /s/ Kelly Condon
Name: Kelly Condon
Title: SVP

Signature Page to Ball Third Amendment to Credit Agreement

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By: /s/ Matias Cruces
Name: Matias Cruces
Title: Vice President

By: /s/ Joseph Mormak
Name: Joseph Mormak
Title: Vice President

Signature Page to Ball Third Amendment to Credit Agreement

RZB Finance LLC

By: /s/ JOHN A. VALISKA
Name: JOHN A. VALISKA
Title: First Vice President

By: /s/ CHRISTOPH HOEDL
Name: CHRISTOPH HOEDL
Title: First Vice President

Signature Page to Ball Third Amendment to Credit Agreement

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA (FORMERLY WACHOVIA CAPITAL FINANCE CORPORATION (CANADA))

By: /s/ RAYMOND EGHOBAMIEN
Name: RAYMOND EGHOBAMIEN
Title: VICE PRESIDENT

Signature Page to Ball Third Amendment to Credit Agreement

AgFirst Farm Credit Bank, as Voting Participant

By: /s/ Steven J. O’Shea
Name: Steven J. O’Shea
Title: Vice President

Signature Page to Ball Third Amendment to Credit Agreement

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH

By: /s/ Jeff P. Geisbauer
Name: Jeff P. Geisbauer
Title: Vice President

By: /s/ Rebecca O. Morrow
Name: Rebecca O. Morrow
Title: Executive Director

Signature Page to Ball Third Amendment to Credit Agreement

SunTrust Bank

By: /s/ Baerbel Freudenthaler
Name: Baerbel Freudenthaler
Title: Vice President

Signature Page to Ball Third Amendment to Credit Agreement

BANK OF HAWAII

By: /s/ Anna Hu
Name: Anna Hu
Title: Vice President

Signature Page to Ball Third Amendment to Credit Agreement

[Northwest Farm Credit Services, FLCA]

By: /s/ Carol Sobson
Name: Carol Sobson
Title: Vice President, Capital Markets

Signature Page to Ball Third Amendment to Credit Agreement

First Commercial Bank, New York Agency

By: /s/ May Hsiao
Name: May Hsiao
Title: AGM

Signature Page to Ball Third Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A.

By: /s/ Jennifer Heard
Name: Jennifer Heard
Title: Vice President

Signature Page to Ball Third Amendment to Credit Agreement

ING CAPITAL LLC

By: /s/ Gil Kirkpatrick
Name: Gil Kirkpatrick
Title: Managing Director

Signature Page to Ball Third Amendment to Credit Agreement

COBANK, ACB, as a Lender

By: /s/ JEFF NORTE
Name: JEFF NORTE
Title: VICE PRESIDENT

Signature Page to Ball Third Amendment to Credit Agreement

Fortis Capital Corp.

By: /s/ Douglas Riahi
Name: Douglas Riahi
Title: Managing Director

By: /s/ Steven D. Silverstein
Name: Steven D. Silverstein
Title: Director

Signature Page to Ball Third Amendment to Credit Agreement

[Allied Irish Banks, p.l.c]

By: /s/ Joseph Augustini
Name: Joseph Augustini
Title: SVP

By: /s/ Marc Pierron
Name: Marc Pierron
Title: AVP

Signature Page to Ball Third Amendment to Credit Agreement

[AIB Debt Management Limited]

By: /s/ Joseph Augustini
Name: Joseph Augustini
Title: SVP, investment advisor to AIB Debt Management Limited

By: /s/ Marc Pierron
Name: Marc Pierron
Title: AVP, investment advisor to AIB Debt Management Limited

Signature Page to Ball Third Amendment to Credit Agreement

Wachovia Bank, National Association

By: /s/ Marc-Philippe Piche
Name: Marc-Philippe Piche
Title: Director

Signature Page to Ball Third Amendment to Credit Agreement

Wells Fargo Bank, National Association

By: /s/ Marc-Philippe Piche
Name: Marc-Philippe Piche
Title: Director

Signature Page to Ball Third Amendment to Credit Agreement

BARCLAYS BANK PLC

By: /s/ Craig Malloy
Name: Craig Malloy
Title: Director

Signature Page to Ball Third Amendment to Credit Agreement

Sumitomo Mitsui Banking Corporation

By: /s/ William M. Ginn
Name: William M. Ginn
Title: Executive Officer

Signature Page to Ball Third Amendment to Credit Agreement

Badgerland Financial

By: /s/ Larry Coulthard
Name: Larry Coulthard
Title: VP Loan Participations & Capital Markets

Signature Page to Ball Third Amendment to Credit Agreement

Farm Credit Services of the Mountain Plains, FLCA Voting Participant

By: /s/ Bradley K. Leafgren
Name: Bradley K. Leafgren
Title: Vice President

Signature Page to Ball Third Amendment to Credit Agreement

The Royal Bank of Scotland plc

By: /s/ L. Peter Yetman
Name: L. Peter Yetman
Title: Senior Vice President

Signature Page to Ball Third Amendment to Credit Agreement

BNP PARIBAS

By: /s/ BERANGERE ALLEN
Name: BERANGERE ALLEN
Title: Vice President

By: /s/ Melissa Balley
Name: Melissa Balley
Title: Vice President

Signature Page to Ball Third Amendment to Credit Agreement

Bank Leumi USA

By: /s/ Joung Hee Hong
Name: Joung Hee Hong
Title: First Vice President

Signature Page to Ball Third Amendment to Credit Agreement

1ST FARM CREDIT SERVICES, PCA

By: /s/ Corey J. Waldinger
Name: Corey J. Waldinger
Title: VP, Illinois Capital Markets Group

Signature Page to Ball Third Amendment to Credit Agreement

GOLDMAN SACHS CREDIT PARTNERS L.P.

By: /s/ Andrew Caditz
Name: Andrew Caditz
Title: Authorized Signatory

Signature Page to Ball Third Amendment to Credit Agreement

KBC Bank N.V. (New York Branch)

By: /s/ Stephen R. Perry
Name: Stephen R. Perry
Title: Director

By: /s/ ROBERT SNAUFFER
Name: ROBERT SNAUFFER
Title: MANAGING DIRECTOR

Signature Page to Ball Third Amendment to Credit Agreement

THE BANK OF NOVA SCOTIA

By: /s/ Patrik Norris
Name: Patrik Norris
Title: Director

Signature Page to Ball Third Amendment to Credit Agreement

Scotiabank Europe plc

By: /s/ John O’Connor
Name: John O’Connor
Title: Head of Credit Administration

Signature Page to Ball Third Amendment to Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION

By: /s/ Steven T. Brennan
Name: Steven T. Brennan
Title: Vice President SC 15219

Signature Page to Ball Third Amendment to Credit Agreement

Bank of America, N.A.

By: /s/ David McCauley
Name: David McCauley
Title: Senior Vice President

Signature Page to Ball Third Amendment to Credit Agreement

The Bank of New York Mellon

By: /s/ Timothy J. Glass
Name: Timothy J. Glass
Title: Vice President

Signature Page to Ball Third Amendment to Credit Agreement

Export Development Canada

By: /s/ CHRISTOPHER WILSON
Name: CHRISTOPHER WILSON
Title: ASSET MANAGER

By: /s/ LAURA MILLER
Name: LAURA MILLER
Title: ASSET MANAGEMENT

Signature Page to Ball Third Amendment to Credit Agreement

Bank of China, New York Branch

By: /s/ William Warren Smith
Name: William Warren Smith
Title: Chief Lending Officer

Signature Page to Ball Third Amendment to Credit Agreement

KEYBANK NATIONAL ASSOCIATION

By: /s/ Marcel Fournier
Name: Marcel Fournier
Title: Vice President

Signature Page to Ball Third Amendment to Credit Agreement

ERSTE GROUP BANK AG

By: /s/ BRANDON A. MEYERSON
Name: BRANDON A. MEYERSON
Title: DIRECTOR

By: /s/ BRYAN J. LYNCH
Name: BRYAN J. LYNCH
Title: EXECUTIVE DIRECTOR

Signature Page to Ball Third Amendment to Credit Agreement

THE NORTHERN TRUST COMPANY

By: /s/ Margaret V. Tomaszek
Name: Margaret V. Tomaszek
Title: Vice President

Signature Page to Ball Third Amendment to Credit Agreement